Avondale Hester Total Return Fund
                        Supplement dated October 6, 1998
                       to Prospectus dated August 1, 1998

Management of the Fund

         On September 30, 1998, shareholders approved the new investment advisory agreement with Hester Capital Management, LLC ("Hester"). Hester is a registered investment adviser located at 100 Congress Ave., Austin, TX 78701, and provides investment advisory services to individuals and institutions with assets of approximately $500 million. Hester is a majority-owned subsidiary of Morgan Asset Management, Inc., which is owned by Morgan Keegan & Co., a New York Stock Exchange listed brokerage and investment advisory firm headquartered in Memphis, TN.

         There is no change in the advisory fees rate paid by the Fund. The Fund's name has been changed to "Avondale Hester Total Return Fund."

Objective and Investment Approach of the Fund

         The Fund's objective of seeking maximum total return consistent with reasonable risk by investing in equity and fixed income securities is unchanged. The Fund may invest up to 100% of its assets in equity or fixed income securities as circumstances warrant in the view of Hester. In selecting equity investments, Hester uses fundamental analysis and focuses on stocks of companies that have a market capitalization equal to or in excess of $500 million (commonly known as large mid-cap stocks) and stocks of companies that have a market capitalization in excess of $1 billion (commonly known as large cap stocks). Fixed income securities purchased by the Fund include U.S. Government and agency securities, high grade corporate and asset backed securities. Typically, the average maturity for the fixed income portion of the Fund's portfolio would be between two and ten years.

Dividends and Distributions

         Effective October 7, 1998, the Fund's dividend policy has been revised to provide for payment of dividends from net investment income once annually.